SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                        --------------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 5, 1996


                       Saxon Asset Securities Corporation
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


      Virginia                      34-0-20552                   52-1785164
----------------------------  ------------------------       -------------------
(State or other jurisdiction  (Commission File Number)         (IRS Employer
of incorporation)                                            Identification No.)

                   4880 Cox Road, Glen Allen, Virginia   23060
               --------------------------------------------------
               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code (804) 967-7400

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 1.     Changes in Control of Registrant.  Not Applicable.

Item 2.     Acquisition or Disposition of Assets.  Not Applicable.

Item 3.     Bankruptcy or Receivership.  Not Applicable.

Item 4.     Changes in Registrant's Certifying Accountant.  Not Applicable.

Item 5.     Other Events.


            On December 5, 1996, the Registrant caused the issuance and sale of $450,000,000 aggregate initial principal amount of Mortgage Loan Asset Backed Certificates, Series 19962 pursuant to a Trust Agreement dated as of November 1, 1996 (the "Trust Agreement"), among the Registrant, Texas Commerce Bank National Association, as Master Servicer, Custodian, Certificate Registrar and Paying Agent, and Citibank, N.A., as Trustee, and the related Standard Terms to Trust Agreement (November 1996 Edition).

            Class A Certificates were issued with original principal amounts and pass-through rates set forth below:


         Designation                    Pass-Through Rate                      Principal Balance
----------------------------     ------------------------------------------    -----------------
     Class A-1 Certificates      6.375% per annum plus, in the case of            $56,694,000
                                        any Distribution Date after the
                                        Initial Optional Termination
                                        Date, 0.50%%
     Class A-2 Certificates      6.475% per annum plus, in the case of            $49,168,000
                                        any Distribution Date after the
                                        Initial Optional Termination
                                        Date, 0.50%%
     Class A-3 Certificates      6.750% per annum plus, in the case of            $17,252,000
                                        any Distribution Date after the
                                        Initial Optional Termination
                                        Date, 0.50%%
     Class A-4 Certificates      7.025% per annum plus, in the case of            $21,302,000
                                        any Distribution Date after the
                                        Initial Optional Termination
                                        Date, 0.50%
     Class A-5 Certificates      7.185% per annum plus, in the case of            $19,819,000
                                        any Distribution Date after the
                                        Initial Optional Termination
                                        Date, 0.50%
     Class A-6 Certificates             (1)                                      $285,765,000


(1)         As defined in the Trust Agreement (exhibit 4.1).

            In addition, Class R Certificates were sold in private transactions.

            The Certificates represent undivided ownership interest in pools of mortgage loans (the "Mortgage Loans") held by a trust (the "Trust") created pursuant to the Trust Agreement . The Mortgage Loans were acquired by the Registrant from Saxon Mortgage, Inc. ("Saxon Mortgage"), an affiliate of the Registrant which originated or acquired the Mortgage Loans from various mortgage banking institutions. The Mortgage Loans are secured by liens on single family residential properties, including investment properties (which may be condominiums, one family residences, two to four family residences or homes in planned unit developments). The Mortgage Loans will be serviced by Meritech Mortgage Services, Inc., an affiliate of the Registrant, and Long Beach Mortgage Company.

            The Class A Certificates were purchased by Prudential Securities Incorporated, Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith & Incorporated and PaineWebber Incorporated (the "Underwriters"), from the Seller pursuant to an Underwriting Agreement dated November 27, 1996, and offered pursuant to Registration Statement No. 333-4127 by the Underwriters from time to time in negotiated transactions or otherwise, at varying prices to be determined at the time of sale.

            The financial guaranty insurance policies (the "MBIA Policies") issued by MBIA Insurance Corporation provide an unconditional and irrevocable guarantee as to payment of Insured Payments, subject to the terms of the MBIA Insurance Corporation Policies.

            An election will be made to treat certain assets of the Trust as a real estate mortgage investment conduit (a ("REMIC") for federal income tax purposes. Each Class of Class A Certificates will constitute "regular interests" in the REMIC.

            The description of the Mortgage Loans pledged to the Trustee pursuant to the Indenture begins on the following page. The amounts contained in the following tables have been rounded to the nearest dollar amount and percentage, as applicable. Asterisks (*) in the following tables indicate values between 0.0% and 0.5%

Payment Type


-----------------------------------------------------------------------------------------------------------------------
          Payment Type                 Number of Loans             Scheduled Principal             Percent of Scheduled
                                                                       Balance ($)                Principal Balance (%)
-----------------------------------------------------------------------------------------------------------------------
Buydown                                         2                        81,818.11                               0.060%
-----------------------------------------------------------------------------------------------------------------------
Level Payment                                1337                   135,700,362.44                              99.940%
-----------------------------------------------------------------------------------------------------------------------
Totals                                       1339                   135,782,180.55                             100.000%
-----------------------------------------------------------------------------------------------------------------------

Approximately 100% of the Mortgaged Loans (based on Scheduled Principal Balance) contain a 'due on sale' clause.

Original Term to Stated Maturity

-----------------------------------------------------------------------------------------------------------------------
         Original Term               Number of Loans             Scheduled Principal              Percent of Scheduled
           (months)                                                  Balance ($)                  Principal Balance (%)
-----------------------------------------------------------------------------------------------------------------------
360                                      1041                     114,147,219.74                               84.066%
-----------------------------------------------------------------------------------------------------------------------
336                                         2                         168,217.81                                0.124%
-----------------------------------------------------------------------------------------------------------------------
333                                         2                         158,474.44                                0.117%
-----------------------------------------------------------------------------------------------------------------------
330                                         1                          71,582.80                                0.053%
-----------------------------------------------------------------------------------------------------------------------
328                                         2                         247,431.92                                0.182%
-----------------------------------------------------------------------------------------------------------------------
326                                         1                         207,548.31                                0.153%
-----------------------------------------------------------------------------------------------------------------------
324                                         1                         119,792.74                                0.088%
-----------------------------------------------------------------------------------------------------------------------
323                                         1                         153,412.70                                0.113%
-----------------------------------------------------------------------------------------------------------------------
322                                         1                         302,629.52                                0.223%
-----------------------------------------------------------------------------------------------------------------------
311                                         2                         383,076.84                                0.282%
-----------------------------------------------------------------------------------------------------------------------
308                                         1                         108,139.19                                0.080%
-----------------------------------------------------------------------------------------------------------------------
307                                         1                          44,002.80                                0.032%
-----------------------------------------------------------------------------------------------------------------------
301                                         1                         133,341.35                                0.098%
-----------------------------------------------------------------------------------------------------------------------
300                                         4                         638,989.88                                0.471%
-----------------------------------------------------------------------------------------------------------------------
299                                         1                          80,491.78                                0.059%
-----------------------------------------------------------------------------------------------------------------------
240                                        20                         777,589.75                                0.573%
-----------------------------------------------------------------------------------------------------------------------
180                                       253                      17,863,177.17                               13.156%
-----------------------------------------------------------------------------------------------------------------------
120                                         4                         177,061.81                                0.130%
-----------------------------------------------------------------------------------------------------------------------
Totals                                   1339                     135,782,180.55                              100.000%
-----------------------------------------------------------------------------------------------------------------------

The weighted average original term to stated maturity is approximately 334 months.

Original Loan-to-Value Ratios

-------------------------------------------------------------------------------------------------------------------------
      Original Loan-to-Value             Number of Loans            Scheduled Principal             Percent of Scheduled
            Ratios (%)                                                  Balance ($)                 Principal Balance (%)
-------------------------------------------------------------------------------------------------------------------------
50.00 and Below                                295                      14,794,748.50                        10.896%
-------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00                                   42                       3,723,857.93                         2.742%
-------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00                                   66                       8,286,958.27                         6.103%
-------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00                                   70                       7,954,722.52                         5.858%
-------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00                                  123                      14,037,661.40                        10.338%
-------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00                                  154                      16,933,473.79                        12.471%
-------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00                                  322                      39,825,468.26                        29.330%
-------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00                                   59                       5,364,551.41                         3.951%
-------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00                                  153                      18,214,018.69                        13.414%
-------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00                                   55                       6,649,719.78                         4.897%
-------------------------------------------------------------------------------------------------------------------------
Totals                                        1339                     135,785,180.55                       100.000%
-------------------------------------------------------------------------------------------------------------------------

The weighted average original loan-to-value ratio is approximately 72%.

The maximum Scheduled Principal Balance with an original loan-to-value ratio greater than 90% is approximately $302,630.

Approximately 34% of the Mortgage Loans with an original loan-to-value ratio greater than 80% are covered by a Primary Mortgage Insurance Policy.

Original Loan-to-Value Ratios

--------------------------------------------------------------------------------------------------------------------------------
      Original Loan-to-Value             Number of Loans            Scheduled Principal             Percent of Scheduled
            Ratios (%)                                                  Balance ($)                 Principal Balance (%)
--------------------------------------------------------------------------------------------------------------------------------
50.00 and Below                                 46                      11,506,675.58                        4.993%
--------------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00                                   18                       5,116,164.50                        2.220%
--------------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00                                   61                      11,659,915.10                        5.059%
--------------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00                                   65                      14,257,938.57                        6.187%
--------------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00                                  157                      36,796,943.16                       15.967%
--------------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00                                  164                      29,427,659.92                       12.769%
--------------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00                                  391                      67,195,898.27                       29.157%
--------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00                                   98                      13,348,153.09                        5.792%
--------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00                                  256                      37,472,839.77                       16.260%
--------------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00                                   22                       3,677,514.04                        1.596%
--------------------------------------------------------------------------------------------------------------------------------
Totals                                        1278                     230,459,702.00                      100.000%
--------------------------------------------------------------------------------------------------------------------------------

The weighted average original loan-to-value ratio is approximately 75%.

The maximum Scheduled Principal Balance with an original loan-to-value ratio greater than 90% is approximately $336,908.

Approximately 17% of the Mortgage Loans with an original loan-to-value ratio greater than 80% are covered by a Primary Mortgage Insurance Policy.

Property Types of Mortgaged Premises

--------------------------------------------------------------------------------------------------------------------------------
               Property                     Number of Loans              Scheduled Principal               Percent of Scheduled
                 Type                                                        Balance ($)                  Principal Balance (%)
--------------------------------------------------------------------------------------------------------------------------------
Single Family Detached                            1113                       115,319,038.67                        84.929%
--------------------------------------------------------------------------------------------------------------------------------
2-4 Family                                          56                         6,488,111.94                         4.778%
--------------------------------------------------------------------------------------------------------------------------------
Low Rise Condominium                                52                         4,025,464.48                         2.965%
--------------------------------------------------------------------------------------------------------------------------------
Manufactured Housing                                36                         1,998,961.27                         1.472%
--------------------------------------------------------------------------------------------------------------------------------
Single Family Attached                              36                         2,835,742.68                         2.088%
--------------------------------------------------------------------------------------------------------------------------------
Planned Unit Development                            23                         2,660,259.21                         1.959%
--------------------------------------------------------------------------------------------------------------------------------
DeMinimus PUD                                        9                         1,321,377.65                         0.973%
--------------------------------------------------------------------------------------------------------------------------------
High Rise Condominium                                8                           751,614.20                         0.554%
--------------------------------------------------------------------------------------------------------------------------------
Townhouse                                            6                           381,610.45                         0.281%
--------------------------------------------------------------------------------------------------------------------------------
Totals                                            1339                       135,782,180.55                       100.000%
--------------------------------------------------------------------------------------------------------------------------------

Property Types of Mortgaged Premises

--------------------------------------------------------------------------------------------------------------------------------
               Property                     Number of Loans              Scheduled Principal               Percent of Scheduled
                Types                                                        Balance ($)                  Principal Balance (%)
--------------------------------------------------------------------------------------------------------------------------------
Single Family Detached                            1081                       200,183,390.12                        86.863%
--------------------------------------------------------------------------------------------------------------------------------
Low Rise Condominium                                72                        10,302,956.94                         4.471%
--------------------------------------------------------------------------------------------------------------------------------
Planned Unit Development                            44                         8,115,309.79                         3.521%
--------------------------------------------------------------------------------------------------------------------------------
Single Family Attached                              42                         5,276,395.07                         2.290%
--------------------------------------------------------------------------------------------------------------------------------
2-4 Family                                          16                         2,840,662.13                         1.233%
--------------------------------------------------------------------------------------------------------------------------------
Townhouse                                            7                           823,602.67                         0.357%
--------------------------------------------------------------------------------------------------------------------------------
DeMinimus PUD                                        6                         1,212,518.17                         0.526%
--------------------------------------------------------------------------------------------------------------------------------
High Rise Condominium                                5                         1,085,770.74                         0.471%
--------------------------------------------------------------------------------------------------------------------------------
Manufactured Housing                                 5                           619,096.37                         0.269%
--------------------------------------------------------------------------------------------------------------------------------
Totals                                            1278                       230,459,702.00                       100.000%
--------------------------------------------------------------------------------------------------------------------------------

Occupancy of Mortgaged Premises

-----------------------------------------------------------------------------------------------------------------------
            Occupancy                   Number of Loans            Scheduled Principal            Percent of Scheduled
              Type *                                                   Balance ($)                Principal Balance (%)
-----------------------------------------------------------------------------------------------------------------------
Primary Home                                  1230                    127,222,923.07                           93.696%
-----------------------------------------------------------------------------------------------------------------------
Investor                                        92                      7,319,108.16                            5.390%
-----------------------------------------------------------------------------------------------------------------------
Second Home                                     17                      1,240,149.32                            0.913%
-----------------------------------------------------------------------------------------------------------------------
Totals                                        1339                    135,782,180.55                          100.000%
-----------------------------------------------------------------------------------------------------------------------

* As represented by the Borrower of the Mortgage Loan application.

Occupancy of Mortgaged Premises

-----------------------------------------------------------------------------------------------------------------------
            Occupancy                   Number of Loans            Scheduled Principal            Percent of Scheduled
              Type *                                                   Balance ($)                Principal Balance (%)
-----------------------------------------------------------------------------------------------------------------------
Primary Home                                   1199                    221,930,885.76                           96.299%
-----------------------------------------------------------------------------------------------------------------------
Investor                                         47                      4,232,143.42                            1.836%
-----------------------------------------------------------------------------------------------------------------------
Second Home                                      32                      4,296,672.82                            1.864%
-----------------------------------------------------------------------------------------------------------------------
Totals                                         1278                    230,459,702.00                          100.000%
-----------------------------------------------------------------------------------------------------------------------

* As represented by the Borrower of the Mortgage Loan application.

Loan Purpose

-----------------------------------------------------------------------------------------------------------------------------
           Loan Purpose                 Number of Loans            Scheduled Principal            Percent of Scheduled
                                                                       Balance ($)                Principal Balance (%)
-----------------------------------------------------------------------------------------------------------------------
Refinance (Cash-Out)                            690                     61,233,152.94                           45.097%
-----------------------------------------------------------------------------------------------------------------------
Purchase                                        400                     45,036,003.46                           33.168%
-----------------------------------------------------------------------------------------------------------------------
Refinance (No Cash-Out)                         249                     29,513,024.15                           21.736%
-----------------------------------------------------------------------------------------------------------------------
Totals                                         1339                    135,782,180.55                          100.000%
-----------------------------------------------------------------------------------------------------------------------

Loan Purpose

-----------------------------------------------------------------------------------------------------------------------
           Loan Purpose                 Number of Loans            Scheduled Principal            Percent of Scheduled
                                                                       Balance ($)                Principal Balance (%)
-----------------------------------------------------------------------------------------------------------------------
Purchase                                        452                     75,072,375.14                           32.575%
-----------------------------------------------------------------------------------------------------------------------
Refinance (Cash-Out)                            434                     74,273,053.26                           32.228%
-----------------------------------------------------------------------------------------------------------------------
Refinance (No Cash-Out)                         392                     81,114,273.60                           35.197%
-----------------------------------------------------------------------------------------------------------------------
Totals                                         1278                    230,459,702.00                          100.000%
-----------------------------------------------------------------------------------------------------------------------

Origination Program

-------------------------------------------------------------------------------------------------------------------------
      Origination Program              Number of Loans              Scheduled Principal             Percent of Scheduled
                                                                        Balance ($)                 Principal Balance (%)
-------------------------------------------------------------------------------------------------------------------------
Full Documentation                            814                      71,235,457.28                             52.463%
-------------------------------------------------------------------------------------------------------------------------
Limited Documentation                         525                      64,546,723.27                             47.537%
-------------------------------------------------------------------------------------------------------------------------
Totals                                       1339                     135,782,180.55                            100.000%
-------------------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------------------------------
      Origination Program              Number of Loans              Scheduled Principal             Percent of Scheduled
                                                                        Balance ($)                 Principal Balance (%)
-------------------------------------------------------------------------------------------------------------------------
Full Documentation                            885                     147,527,096.97                             64.014%
-------------------------------------------------------------------------------------------------------------------------
Limited Documentation                         393                      82,932,605.03                             35.986%
-------------------------------------------------------------------------------------------------------------------------
Totals                                       1278                     230,459,702.00                            100.000%
-------------------------------------------------------------------------------------------------------------------------



Metropolitan Area Distribution of Mortgaged Premises

--------------------------------------------------------------------------------------------------------------------
     Metro (2% or greater           Number of Loans            Scheduled Principal              Percent of Scheduled
        concentration)                                             Balance ($)                 Principal Balance (%)
--------------------------------------------------------------------------------------------------------------------
Other *                                    1339                      135,782,180.55                         100.000%
--------------------------------------------------------------------------------------------------------------------
Totals                                     1339                      135,782,180.55                         100.000%
--------------------------------------------------------------------------------------------------------------------

*Other includes approximately 99% of the Mortgaged Loans which are not identified by metropolitan area.

The maximum percentage of Mortgage Loans (based on Scheduled Principal Balance) secured by Mortgaged Premises located in any one zip code is approximately 1%.



Metropolitan Area Distribution of Mortgaged Premises

-----------------------------------------------------------------------------------------------------------------------
      Metro (2% or greater             Number of Loans             Scheduled Principal             Percent of Scheduled
         concentration)                                                Balance ($)                Principal Balance (%)
-----------------------------------------------------------------------------------------------------------------------
Los Angeles                                    33                    10,483,254.17                               4.549%
-----------------------------------------------------------------------------------------------------------------------
San Diego                                      25                     6,650,583.80                               2.886%
-----------------------------------------------------------------------------------------------------------------------
Other *                                      1220                   213,325,864.03                              92.565%
-----------------------------------------------------------------------------------------------------------------------
Totals                                       1278                   230,459,702.00                             100.000%
-----------------------------------------------------------------------------------------------------------------------

* Other includes approximately 93% of the Mortgaged Loans which are not identified by metropolitan area.

The maximum percentage of the Mortgaged Loans (based on Scheduled Principal Balance) secured by Mortgaged Premises located in any one zip code is approximately 1%.

Approximately 0% of the Mortgaged Loans are convertible from an adjustable to a fixed Note Rate.

First Interest Adjustment Date for ARM Loans

-----------------------------------------------------------------------------
Adjustment Date   Number of Loans  Scheduled Principal  Percent of Scheduled
                                      Balance ($)       Principal Balance (%)
-----------------------------------------------------------------------------
November 1, 1995          1            111,152.44           0.048%
-----------------------------------------------------------------------------
June 1, 1996              2            210,754.92           0.091%
-----------------------------------------------------------------------------
September 1, 1996         2            630,262.89           0.273%
-----------------------------------------------------------------------------
October 1, 1996           9          1,692,959.70           0.735%
-----------------------------------------------------------------------------
November 1, 1996          8          1,018,844.64           0.442%
-----------------------------------------------------------------------------
December 1, 1996         12          2,026,321.48           0.879%
-----------------------------------------------------------------------------
January 1, 1997          30          5,467,735.03           2.373%
-----------------------------------------------------------------------------
February 1, 1997        114         23,413,805.78          10.160%
-----------------------------------------------------------------------------
March 1, 1997           194         41,856,021.83          18.162%
-----------------------------------------------------------------------------
April 1, 1997           156         36,240,779.81          15.725%
-----------------------------------------------------------------------------
May 1, 1997             142         22,997,944.14           9.979%
-----------------------------------------------------------------------------
June 1, 1997             23          6,121,062.67           2.656%
-----------------------------------------------------------------------------
July 1, 1997              6          1,368,161.25           0.594%
-----------------------------------------------------------------------------
August 1, 1997           35          6,860,104.10           2.977%
-----------------------------------------------------------------------------
September 1, 1997        79         14,114,516.17           6.125%
-----------------------------------------------------------------------------
October 1, 1997          82         14,490,108.93           6.287%
-----------------------------------------------------------------------------
November 1, 1997         79         13,601,023.00           5.902%
-----------------------------------------------------------------------------
December 1, 1997         21          2,878,475.00           1.249%
-----------------------------------------------------------------------------
May 1, 1998               6            828,782.73           0.360%
-----------------------------------------------------------------------------
June 1, 1998              9          1,079,761.99           0.469%
-----------------------------------------------------------------------------
July 1, 1998             14          1,775,274.42           0.770%
-----------------------------------------------------------------------------
August 1, 1998           15          2,566,867.51           1.114%
-----------------------------------------------------------------------------
September 1, 1998        70          9,127,219.04           3.960%
-----------------------------------------------------------------------------
October 1, 1998          29          3,812,081.48           1.654%
-----------------------------------------------------------------------------
November 1, 1998         21          2,796,255.00           1.213%
-----------------------------------------------------------------------------
December 1, 1998          1            247,500.00           0.107%
-----------------------------------------------------------------------------
April 1, 1999             2            199,403.20           0.087%
-----------------------------------------------------------------------------
May 1, 1999               2            219,521.66           0.095%
-----------------------------------------------------------------------------
July 1, 1999              3            470,461.91           0.204%
-----------------------------------------------------------------------------
August 1, 1999           24          2,331,928.64           1.012%
-----------------------------------------------------------------------------
September 1, 1999        26          2,744,632.08           1.191%
-----------------------------------------------------------------------------
October 1, 1999          26          3,053,943.56           1.325%
-----------------------------------------------------------------------------
November 1, 1999         27          3,249,475.00           1.410%
-----------------------------------------------------------------------------
December 1, 1999          8            856,560.00           0.372%
-----------------------------------------------------------------------------
Totals                 1278        230,459,702.00         100.000%
-----------------------------------------------------------------------------

Next Interest Adjustment Date for ARM Loans

-----------------------------------------------------------------------------
Adjustment Date   Number of Loans  Scheduled Principal  Percent of Scheduled
                                       Balance ($)      Principal Balance (%)
-----------------------------------------------------------------------------
January 1, 1997           30         5,467,735.03            2.373%
-----------------------------------------------------------------------------
February 1, 1997         114        23,413,805.78           10.160%
-----------------------------------------------------------------------------
March 1, 1997            196        42,486,284.72           18.435%
-----------------------------------------------------------------------------
April 1, 1997            165        37,933,739.51           16.460%
-----------------------------------------------------------------------------
May 1, 1997              151        24,127,941.22           10.469%
-----------------------------------------------------------------------------
June 1, 1997              37         8,358,139.07            3.627%
-----------------------------------------------------------------------------
July 1, 1997               6         1,368,161.25            0.594%
-----------------------------------------------------------------------------
August 1, 1997            35         6,860,104.10            2.977%
-----------------------------------------------------------------------------
September 1, 1997         79        14,114,516.17            6.125%
-----------------------------------------------------------------------------
October 1, 1997           82        14,490,108.93            6.287%
-----------------------------------------------------------------------------
November 1, 1997          79        13,601,023.00            5.902%
-----------------------------------------------------------------------------
December 1, 1997          21         2,878,475.00            1.249%
-----------------------------------------------------------------------------
May 1, 1998                6           828,782.73            0.360%
-----------------------------------------------------------------------------
June 1, 1998               9         1,079,761.99            0.469%
-----------------------------------------------------------------------------
July 1, 1998              14         1,775,274.42            0.770%
-----------------------------------------------------------------------------
August 1, 1998            15         2,566,867.51            1.114%
-----------------------------------------------------------------------------
September 1, 1998         70         9,127,219.04            3.960%
-----------------------------------------------------------------------------
October 1, 1998           29         3,812,081.48            1.654%
-----------------------------------------------------------------------------
November 1, 1998          21         2,796,255.00            1.213%
-----------------------------------------------------------------------------
December 1, 1998           1           247,500.00            0.107%
-----------------------------------------------------------------------------
April 1, 1999              2           199,403.20            0.087%
-----------------------------------------------------------------------------
May 1, 1999                2           219,521.66            0.095%
-----------------------------------------------------------------------------
July 1, 1999               3           470,461.91            0.204%
-----------------------------------------------------------------------------
August 1, 1999            24         2,331,928.64            1.012%
-----------------------------------------------------------------------------
September 1, 1999         26         2,744,632.08            1.191%
-----------------------------------------------------------------------------
October 1, 1999           26         3,053,943.56            1.325%
-----------------------------------------------------------------------------
November 1, 1999          27         3,249,475.00            1.410%
-----------------------------------------------------------------------------
December 1, 1999           8           856,560.00            0.372%
-----------------------------------------------------------------------------
Totals                  1278       230,459,702.00          100.000%
-----------------------------------------------------------------------------

The weighted average Next Interest Adjustment Date is August 1, 1997

Item 6.     Registrations of Registrant's Directors.
            Not Applicable.

Item 7.     Financial Statements, Pro Forma, Financial Information and Exhibits

            (a)         Not Applicable.

            (b)         Not Applicable.

            (c)         Exhibits

                        1.1 Underwriting Agreement dated November 27, 1996, among Saxon Asset Securities Company, Saxon Mortgage, Inc. and Dominion Mortgage Services, Inc., and Prudential Securities Incorporated, Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith & Incorporated and PaineWebber Incorporated and Standard Terms to Underwriting Agreement (August 1996 Edition).

                        4.1 Trust Agreement dated November 1, 1996, among Saxon Asset Securities Company, Texas Commerce Bank National Association, as Master Servicer, Custodian, Certificate Registrar and Paying Agent and Citibank, N.A., as Trustee and Standard Terms to the Trust Agreement (November 1996 Edition).

                        99.2 Copies of the Certificate Guaranty Insurance Policies issued by Mortgage Loan Asset Backed Certificates


                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      SAXON ASSET SECURITIES COMPANY

                                      By:   ____________________________________
                                            Bradley D. Adams, Vice President

December 5, 1996